Exhibit 99.1

Harley-Davidson Motorcycle Trust 2020-B

Motorcycle Contract Backed Notes

Sample Contract Agreed-Upon Procedures

Report To: Harley-Davidson Financial Services, Inc. Harley-Davidson Credit Corp. Harley-Davidson Customer Funding Corp. 13 April 2020

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Harley-Davidson Financial Services, Inc.

Harley-Davidson Credit Corp.

Harley-Davidson Customer Funding Corp.

222 West Adams Street, Suite 2000

Chicago, Illinois 60606

Re:                             Harley-Davidson Motorcycle Trust 2020-B (the “Issuing Entity”)

Motorcycle Contract Backed Notes (the “Notes”)

Sample Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Harley-Davidson Financial Services, Inc. (“Harley-Davidson Financial”), Harley-Davidson Credit Corp. (the “Sponsor”) and Harley-Davidson Customer Funding Corp. (the “Depositor,” together with Harley-Davidson Financial and the Sponsor, the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information relating to a pool of fixed rate, simple interest promissory notes or security agreements relating to the purchase of new and used motorcycles (the “Contracts”) relating to the Issuing Entity’s securitization transaction.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.                                      An electronic data file labeled “HDMOT 2020-B Prelim_Pool (02-29-2020).xlsx” and the corresponding record layout and decode information, as applicable (the “Base Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to a pool of fixed rate, simple interest promissory notes or security agreements relating to the purchase of new and used motorcycles (the “Preliminary Contracts”) as of 29 February 2020 (the “Preliminary Cutoff Date”) that the Sponsor, on behalf of the Depositor, indicated are expected to be representative of the Contracts,

b.                                      Information, assumptions and methodologies (collectively, the “Provided Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic(s) listed on Exhibit 1 to Attachment A (the “Provided Calculation Characteristic”) for each Preliminary Contract,

c.                                       Imaged copies of:

i.                                          The promissory note and security agreement (collectively, the “Sales Contract”),

ii.                                       Certain printed screen shots from the Sponsor’s computerized loan origination or servicing system (collectively, the “System Screen Shots”),

iii.                                    Certain correction letters corresponding to certain promissory note and security agreements (collectively, the “Correction Letter”) and

iv.                                   The application for certificate of title (the “Application of Title,” together with the Sales Contract, System Screen Shots and Correction Letter, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Contract (as defined in Attachment A), as applicable,

d.                                      The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and

e.                                       Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Base Preliminary Data File, Provided Calculation Methodology, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Preliminary Data File, Provided Calculation Methodology, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Contracts or Contracts, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                          Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.                                       The value of the collateral securing the Contracts,

iii.                                    Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or

iv.                                   Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 April 2020

Attachment A

Procedures performed and our associated findings

1.                                      As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Contract on the Base Preliminary Data File with the Provided Calculation Characteristic, which we calculated using the Provided Calculation Methodology.

The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.                                      As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Contracts from the Preliminary Data File (the “Sample Contracts”).  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Contracts or the methodology they instructed us to use to select the Sample Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Contracts are referred to as Sample Contract Numbers 1 through 150.

3.                                      For each Sample Contract, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A.  The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Provided Calculation Methodology

For the purpose of calculating the Provided Calculation Characteristic for each Preliminary Contract on the Base Preliminary Data File, we were instructed by the Sponsor, on behalf of the Depositor, to perform the following calculation(s):

Provided Calculation Characteristic	Calculation Methodology

Vehicle value	The sum of the PrimaryAssetValue and SecondaryAssetValue, both as shown on the Base Preliminary Data File

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note

Account number	PCD_ACCT_NBR	System Screen Shots	i.

Application number	ApplicationNumber	System Screen Shots	i.

Co-obligor presence	JointIndicator	System Screen Shots

Origination date	OriginationDate	Sales Contract

Original maturity date	OrigMaturityDate	System Screen Shots

Original loan amount	OriginalBal	Sales Contract

Original interest rate	APR_Original	Sales Contract or System Screen Shots	ii.

Original term	OriginalTerm	Sales Contract

First payment date	FirstPaymentDate	Sales Contract

Scheduled payment amount	PaymentAmount	Sales Contract

Vehicle manufacturer	AssetMake	Sales Contract	iii.

Vehicle model	AssetModel	Sales Contract	iii.

Model year	AssetYear	Sales Contract or Correction Letter	iv.

Vehicle type (new/used)	NewUsed	Sales Contract, Application of Title or Correction Letter	v.

Vehicle value	Vehicle value	System Screen Shots

Obligor credit score	FICO	System Screen Shots

Current loan maturity date	MaturityDate	System Screen Shots

Current borrower state	CustomerState	System Screen Shots

Current interest rate	APR_Current	System Screen Shots

Current loan balance	O_PrinBal	System Screen Shots

Notes:

i.                                          For identification purposes only.

Exhibit 2 to Attachment A

ii.                                       For the purpose of comparing the original interest rate Sample Characteristic for each Sample Contract (except for Sample Contract Number 10), the Sponsor, on behalf of the Depositor, instructed us to use the original interest rate, as shown on the Sales Contract.

For the purpose of comparing the original interest rate Sample Characteristic for Sample Contract Number 10, the Sponsor, on behalf of the Depositor, instructed us to use the original interest rate, as shown in the System Screen Shots.

iii.                                    For the purpose of comparing the indicated Sample Characteristics for each Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that are due to abbreviations, truncations or punctuation.

iv.                                   For the purpose of comparing the model year Sample Characteristic for each Sample Contract (except for Sample Contract Number 44), the Sponsor, on behalf of the Depositor, instructed us to use the Sales Contract as the Source Document.

For the purpose of comparing the model year Sample Characteristic for Sample Contract Number 44, the Sponsor, on behalf of the Depositor, instructed us to use the Correction Letter as the Source Document.

v.                                      For the purpose of comparing the vehicle type (new/used) Sample Characteristic for each Sample Contract (except for Sample Contract Numbers 17 and 67), the Sponsor, on behalf of the Depositor, instructed us to use the Sales Contract as the Source Document.

For the purpose of comparing the vehicle type (new/used) Sample Characteristic for Sample Contract Number 17, the Sponsor, on behalf of the Depositor, instructed us to use the Application of Title as the Source Document.  Additionally, the Sponsor, on behalf of the Depositor, instructed us to note agreement with the vehicle type (new/used) of “N,” as shown on the Preliminary Data File, if the odometer milage, as shown on the Application of Title, is less than or equal to 750 miles.

For the purpose of comparing the vehicle type (new/used) Sample Characteristic for Sample Contract Number 67, the Sponsor, on behalf of the Depositor, instructed us to use the Correction Letter as the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.